SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2003


                          GENERAL MARITIME CORPORATION
           (Exact name of each Registrant as specified in its Charter)



Republic of the Marshall Islands         001-16531               06-159-7083
(State or other jurisdiction       (Commission File Number)     (IRS employer
of incorporation or organization)                            identification no.)

35 West 56th Street                                              (Zip Code)
New York, New York
(Address of principal
executive offices)


      (Registrant's telephone number, including area code): (212) 763-5600


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Item 9.    Regulation FD Disclosure.

     Attached as Exhibit 99.1 is a press release issued by General Maritime Corporation (the "Company") announcing the appointment of Mr. John Georgiopoulos as interim chief financial officer of the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


November 13, 2003

                                         GENERAL MARITIME CORPORATION


                                         By:  /s/ Peter C. Georgiopoulos
                                         -------------------------------
                                              Peter C. Georgiopoulos
                                              Chief Executive Officer
00656.0014 #442792